                           VOTING AND OPTION AGREEMENT

     VOTING AND OPTION AGREEMENT, dated as of December 26, 1998, among The Fairchild Corporation, a Delaware corporation ("Parent"), Dah Dah, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the "Purchaser"), CFE, Inc., a Delaware corporation (the "Stockholder"), and General Electric Capital Corporation, a New York corporation ("GECC").

                               W I T N E S S E T H

     WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, the Purchaser and Kaynar Technologies Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), pursuant to which the Purchaser will be merged with and into the Company (the "Merger"); and

     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Stockholder (which is a wholly-owned subsidiary of GECC) and GECC agree, and the Stockholder and GECC have agreed, to enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

     1. DEFINITIONS. For purposes of this Agreement:

        (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

        (b) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

        (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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                                      -2-


        (d) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

        (e) "Preferred Stock" shall mean the Series C Convertible Preferred Stock, par value $.01 per share, of the Company.

        (f) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (g) Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement.

     2.  OPTION.

         (a) Securities Options. In order to induce Parent and the Purchaser to enter into the Merger Agreement, the Stockholder hereby grants to the Parent an irrevocable option (the "Securities Option") to purchase all, but not less than all, of the shares of Preferred Stock and Common Stock (the "Option Securities") owned by the Stockholder at a price per share of Preferred Stock and per share of Common Stock of $28.75 in cash (the "Purchase Price"). As of the date hereof, the Stockholder owns 1,000,000 shares of Common Stock and 4,206,000 shares of Preferred Stock. In the event of a stock dividend or distribution, or any change in the Common Stock or Preferred Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Option Securities" shall refer to and include the Option Securities as well as all such stock dividends and distributions and any shares into which or for which any and all of the Option Securities may be changed or exchanged and the Purchase Price shall be adjusted to reflect appropriately the effect thereof. The Securities Option may be exercised, in whole but not in part, by the Parent at any time or from time to time on or after the date which is 60 days following a termination of the Merger Agreement (other than (x) a termination by mutual written consent of Parent and the Company, (y) by the Company pursuant to Section 7.1(g) of the Merger Agreement or (z) by Parent as a result of a material breach by the Company of a representation or warranty in
Article II of the Merger Agreement).

        (b) EXERCISE NOTICE; CLOSING. In the event the Parent wishes to exercise the Securities Option, the Parent shall deliver to the Stockholder written notice (the "Exercise Notice") to that effect. Provided the conditions to closing in Section 2(d) have been satisfied or waived, the Stockholder shall, upon receipt of the aggregate Purchase Price, immediately transfer the Option Securities to the Parent. The closing of the purchase of Option Securities hereunder (the "Closing") shall occur at a place, on a date and at a time reasonably designated by the Purchaser in the Exercise Notice delivered at least two (2) business days prior to the date of such Closing.

        (c) TERMINATION OF SECURITIES OPTION. The Parent's right to exercise the Securities Option shall terminate upon the earliest to occur of: (i) the Effective Time; (ii) the termination of the Merger Agreement by the Company pursuant to Section 7.1(g) of the Merger Agreement; (iii) the termination of the Merger Agreement by mutual consent of Parent and the Company; (iv) the termination of the Merger Agreement by Parent as a result of a material breach by the Company of any of its representations or warranties in Article II of the Merger Agreement; and (v) August 31, 1999. Notwithstanding the foregoing, if, after the Securities Option becomes exercisable and prior to the termination of the Securities Option pursuant to clause (v) above, the Securities Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation or a failure to satisfy a condition to Closing set forth in Section 2(d) hereof, the Securities Option shall remain exercisable and shall not terminate until the earliest of (x) the date on which such impediment shall become final and not subject to appeal, (y) 5:00 p.m., New York City time, on the tenth (10th) business day after such impediment shall have been removed and (z) September 30, 1999.

        (d) CONDITIONS TO CLOSING. The obligation of the Stockholder to sell Option Securities to the Parent hereunder is subject to the conditions that:
(i) all waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1975, as amended (the "HSR Act"), applicable to such sale shall have expired or been terminated; (ii) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such sale shall be in effect; and (iii) all consents, approvals, orders, authorizations and permits of any federal, state, local or foreign Governmental Entity, if any, required in connection with the sale of the Option Securities and the acquisition of such Option Securities by the Parent hereunder shall have been obtained. It is agreed that at any time during which the Parent shall be entitled to deliver to the Stockholder the Exer-cise Notice, the parties will use their respective reasonable best efforts to satisfy all conditions to the Closing so that the Closing may take place as promptly as practicable.

        (e) DELIVERIES AT CLOSING. At the Closing:

        (i) the Stockholder shall deliver to the Parent or its designee certificates in definitive form representing the Option Securities, with stock powers executed in blank;

        (ii) the Parent shall deliver to the Stockholder the aggregate Purchase Price for the Option Securities by wire transfer of immediately available funds in United States dollars to the account or accounts specified in writing by the Stockholder; and

        (iii) each party shall pay all expenses incurred by such party.

        (f) STOCKHOLDER AGREEMENT; PREFERRED STOCK RIGHTS. In connection with any exercise of the Securities Option granted by the Stockholder hereunder, Parent, the Purchaser, the Stockholder and GECC agree that, if Section 3 of the Stockholders Agreement, dated May 6, 1997, among the Company and the stockholders named therein (the "Stockholder Agreement") is applicable to such exercise, Parent, the Purchaser and the Stockholder will comply with
Section 3 of the Stockholder Agreement (including the Purchaser agreeing hereby to offer to acquire all of the outstanding Common Stock at the Purchase Price and keeping such offer open for at least 30 days). It is a condition precedent to Parent's purchase of the Option Securities that Parent and Purchaser shall have complied with Section 3 of the Stockholder Agreement. The Stockholder agrees that, without the prior written consent of Parent, it will not waive or amend any rights it may have as a holder of Preferred Stock under the Certificate of Designation for the Preferred Stock, and the Company's Certificate of Incorporation. GECC agrees that it will not, and it will cause the Stockholder not to, waive or amend any rights that either party may have under the Stockholder Agreement.

        (g) REGISTRATION RIGHT. In connection with the exercise by the Parent of the Securities Option granted hereunder, the Stockholder hereby agrees that the sale of the Option Securities to the Parent at the Closing shall also constitute an assignment by the Stockholder of the one demand registration right (the "Demand Right") that the Stockholder has the right to assign under Section 4.1(e) of the Stockholder Agreement.

The Stockholder hereby acknowledges that pursuant to this Section 2.6(g), upon the Closing the Parent shall become GECC's and the Stockholder's successor under the Stockholder Agreement for all purposes (to the extent applicable) and will have all the rights and obligations of GECC and the Stockholder under the Stockholder Agreement (to the extent applicable). The Stockholder and GECC hereby represent that they have not assigned, and hereby covenant that prior to the termination of this Agreement they will not assign, the Demand Right to anyone other than the Parent. In the event Parent purchases the Option Securities, Parent will indemnify GECC and the Stockholder for any losses, damages, liabilities or expenses (including without limitation reasonable expenses of counsel) to which they may become subject or incur as a result of a breach by Parent of any obligation under the Stockholder Agreement that is applicable to Parent.

     3. ADDITIONAL AGREEMENTS.

        (a) VOTING AGREEMENT. The Stockholder shall, at any meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, vote (or cause to be voted) all its Option Securities Beneficially Owned (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; and (ii) against any other Acquisition Proposal and against any action or agreement that would impede, frustrate, prevent or nullify this Agreement, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Merger in the Merger Agreement not being fulfilled.

        (b) NO INCONSISTENT ARRANGEMENTS. The Stockholder and GECC hereby covenant and agree that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Option Securities Beneficially Owned by it or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Option Securities Beneficially Owned by it or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Option Securities Beneficially Owned by it, (iv) deposit the Option Securities Beneficially Owned by such Stockholder into a voting trust or enter into a voting agreement or arrangement with respect to such Option Securities or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Notwithstanding the foregoing, the Stockholder may transfer all or a portion of the Option Securities to an Affiliate (as defined in the Stockholder Agreement) so long as such Affiliate first executes an instrument reasonably satisfactory to Parent to be bound by the terms of this Agreement. In no event will the Stockholder convert any Preferred Stock into Common Stock without the prior written consent of Parent.

        (c) NO SOLICITATION. The Stockholder hereby agrees, solely in its capacity as a stockholder of the Company, and GECC agrees that neither the Stockholder, GECC nor any of their controlled affiliates (which shall not be deemed to include the Company for purposes of this Agreement), representatives, officers, directors, or agents of (including, but not limited to, investment bankers, attorneys and accountants) shall, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than Parent or any of its affiliates or representatives) concerning any Acquisition Proposal. The Stockholder and GECC will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal.

        (d) REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, the Stockholder and GECC agree to use all reasonable best efforts (which shall not require any payment of money to a third party) to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement. The Stockholder and GECC shall promptly consult with Parent and the Purchaser and provide any necessary information and material with respect to all filings with any Governmental Entity in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby. GECC agrees that it will cause the Stockholder to take all actions and exercise all rights under the Stockholder Agreement that GECC would be required to take or exercise pursuant to the terms of this Agreement and the Stockholder Agreement if GECC were the record owner of the Option Securities.

        (e) WAIVER OF APPRAISAL RIGHTS. The Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under the Delaware General Corporation Law.

        (f) TERMINATION. The covenants and agreements contained in this
Section 3 with respect to the Option Securities shall terminate upon the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement by the Company pursuant to Section 7.1(g) of the Merger Agreement, (c) the termination of the Merger Agreement by mutual consent of Parent and the Company, (d) the termination of the Merger Agreement by Parent as a result of a material breach by the Company of any of its representations or warranties in Article II of the Merger Agreement and (e) August 31, 1999.

     4. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER AND GECC. The Stockholder and GECC hereby represent and warrant to Parent and the Purchaser as follows:

        (a) OWNERSHIP OF SECURITIES. The Stockholder is the record and Beneficial Owner of the Option Securities set forth in Section 2(a) hereof. The Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 2 and 3 hereof, sole power of disposition, sole power to demand appraisal rights, sole power to assign the Demand Right under the Stockholder Agreement and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Option Securities with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

        (b) POWER; BINDING AGREEMENT. Each of the Stockholder and GECC has the power and authority to enter into and perform all of their respective obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder and GECC will not violate any other agreement to which either the Stockholder or GECC is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Stockholder and GECC and constitutes a valid and binding agreement of the Stockholder and GECC, enforceable against the Stockholder and GECC in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder or GECC is a trustee, or any party to any other agree-ment or arrangement, whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder and GECC of the transactions contemplated hereby.

        (c) NO CONFLICTS. Except for filings under the HSR Act and the Exchange Act (i) no filing with, and no permit, authorization, consent or approval of, any United States Governmental Entity is required for the execution and delivery of this Agreement by the Stockholder or GECC, the consummation by the Stockholder or GECC of the transactions contemplated hereby and the compliance by the Stockholder and GECC with the provisions hereof and (ii) none of the execution and delivery of this Agreement by the Stockholder and GECC, the consummation by the Stockholder and GECC of the transactions contemplated hereby or compliance by the Stockholder and GECC with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to the Stockholder or GECC,
(B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind (a "Contract") to which the Stockholder or GECC is a party or by which the Stockholder, GECC or any of their respective properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Stockholder, GECC or any of their respective properties or assets.

        (d) NO LIENS. The Option Securities Beneficially Owned by the Stockholder and the certificates representing such Option Securities are now, and, except as permitted by the penultimate sentence of Section 3(b), at all times during which the Securities Option with respect to such Option Securities is or may become exercisable will be, held by the Stockholder, or by a nominee or custodian or other agent for the benefit of the Stockholder, free and clear of all liens, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever, except for any such liens or proxies arising hereunder.

        (e) NO FINDER'S FEES. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder or GECC.

        (f) RELIANCE BY PARENT. The Stockholder and GECC understand and acknowledge that Parent is entering into, and causing the Purchaser to enter into, the Merger Agreement in reliance upon such Stockholder's and GECC's execution and delivery of this Agreement.

     5. REPRESENTATIONS AND WARRANTIES OF PARENT AND THE PURCHASER. Each of Parent and the Purchaser hereby represents and warrants to the Stockholder and GECC as follows:

        (a) POWER; BINDING AGREEMENT. Each of Parent and the Purchaser has the corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by each of Parent and the Purchaser will not violate any other agreement to which either of them is a party. This Agreement has been duly and validly executed and delivered by each of Parent and the Purchaser and constitutes a valid and binding agreement of each of Parent and the Purchaser, enforceable against each of Parent and the Purchaser in accordance with its terms.

        (b) NO CONFLICTS. Except for filings under the HSR Act and the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any United States Governmental Entity is necessary for the execution of this Agreement by each of Parent and the Purchaser, the consummation by each of Parent and the Purchaser of the transactions contemplated hereby and the compliance by Parent and the Purchaser with the provisions hereof and (ii) none of the execution and delivery of this Agreement by each of Parent and the Purchaser, the consummation by each of Parent and the Purchaser of the transactions contemplated hereby or compliance by each of Parent and the Purchaser with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to either of Parent or the Purchaser, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under any of the terms, conditions or provisions of any Contract to which either of Parent or the Purchaser is a party or by which either of Parent or the Purchaser or any of their properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, or-der, statute, rule or regulation applicable to either of Parent or the Purchaser or any of their properties or assets.

     6. NON-COMPETE.

        (a) As consideration for the grant by GECC of the following agreement not to compete, Parent hereby agrees to pay the Stockholder, upon the Effective Time, a fee of $28 million in cash. Upon the receipt of such fee by the Stockholder, GECC will cause its Commercial Finance Division (the "Division", which term shall exclude all other divisions or affiliates of
GECC) to comply with Sections 6(b) and (c) with respect to the manufacture, sale and distribution of fasteners, fastening systems and related components in the aircraft, defense products, automotive, electronic and other industrial markets (the "Business").

        (b) GECC will cause the Division not to for a period of 10 years after the Closing Date, by ownership of equity securities or securities convertible into equity securities or otherwise (other than as a stockholder of not more than ten percent (10%) of any class of securities of any other corporation) engage, anywhere in the world, in any business competitive with the Business; provided, however that (i) nothing in this Section 6 shall restrict the Division from engaging in financing transactions in the ordinary course of business, and (ii) the Division shall not be prohibited from acquiring (x) any business that includes operations the conduct of which by the Division violates this Section 6 or (y) any business that is acquired by the Division as a result of a bankruptcy, foreclosure or work out if, in the case of each of clause (x) and (y), GECC causes the Division to use reasonable efforts to dispose of such operations or business within 18 months from the consummation of such acquisition.

        (c) GECC acknowledges that a violation or threatened violation of any of the provisions of this Section 6 may result in Parent and/or Purchaser sustaining irreparable harm, which result could not be fully redressed by the payment of damages to Parent and/or Purchaser, and, therefore, in addition to any other remedies which Parent and/or Purchaser may have under this Agreement or otherwise, Parent and/or Purchaser shall be entitled to apply to any court of competent jurisdiction, at law or in equity, for an injunction enjoining or restraining any such violation, and GECC shall not (and GECC shall cause the Division not to) object to any application or issuance of such injunction. If for any reason any court of competent jurisdiction shall find any of the provisions of this

Section 6 unreasonable in duration or in geographic scope or otherwise, the prohibitions contained herein shall be restricted to such time and geographic areas as such court determines to be reasonable. Such restriction shall apply only with respect to the operation of such provisions in the particular jurisdiction in which such adjudication is made.

        (d) The parties agree for federal and state income taxes to report on their respective tax returns that the $28 million payment was paid and received with respect to the covenant not to compete set forth in this
Section 6.

        (e) Parent hereby agrees to indemnify GECC, its affiliates and their respective directors, officers and employees for any losses, damages, liabilities or expenses (including, without limitation, reasonable expenses of counsel), to which any such indemnified person may be subject or incur, resulting from any claim, action or proceeding that results from or arises out of GECC's agreement not to compete pursuant to this Section 6.

     7. STOP TRANSFER. The Stockholder and GECC shall request that the Company not register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Option Securities, unless such transfer is made in compliance with this Agreement.

     8. MISCELLANEOUS.

        (a) ENTIRE AGREEMENT. This Agreement and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

        (b) BINDING AGREEMENT. This Agreement and the obligations hereunder, other than Section 6, shall attach to the Option Securities and shall be binding upon any person or entity to which legal or Beneficial Ownership of the Option Securities shall pass, whether by operation of law or otherwise. Notwithstanding any transfer of Option Securities, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

        (c) ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto, provided that Par-ent or the Purchaser may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent or the Purchaser of its obligations hereunder if such assignee does not perform such obligations.

        (d) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

        (e) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

                        If to the Stockholder or GECC:
                        General Electric Capital Corporation
                        201 High Ridge Road
                        Stamford, Connecticut  06927

                                Attention:      Counsel, Commercial Finance
                                Telephone No.:  (203) 316-7500
                                Telecopy No.:   (203) 316-7889


                        If to Parent
                        or the Purchaser:
                        The Fairchild Corporation
                        45025 Aviation Drive
                        Dulles, Virginia  20166

                                Attention:      Donald Miller, Esq.,
                                Telephone No.:  (703) 478-5945
                                Telecopy No.:   (703) 478-5995


                        Copy to:  Cahill Gordon & Reindel
                                  80 Pine Street
                                  New York, New York 10005
                                  Attention:  James J. Clark
                                  Telephone No.: (212) 701-3000
                                  Telecopy No.:  (212) 269-5420
or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

        (f) SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

        (g) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

        (h) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

        (i) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        (j) NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

        (k) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        (l) WAIVER OF JURY TRIAL; CHOICE OF FORUM. Each party hereto hereby waives any right to a trial by jury in connection with any action, suit or proceeding brought in connection with this Agreement. The parties hereto irrevocably submit and consent to the exclusive jurisdiction and venue of the federal and state courts located in the State of Delaware in connection with any dispute related to this Agreement.

        (m) DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        (n) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, Parent, the Purchaser, the Stockholder and GECC have caused this Agreement to be duly executed as of the day and year first above written.

                            THE FAIRCHILD CORPORATION


                            By:  /s/ Donald E. Miller
                                 ------------------------------
                            Name:  Donald E. Miller
                            Title: Executive Vice President


                            DAH DAH, INC.


                            By:  /s/ Donald E. Miller
                                 ------------------------------
                            Name:  Donald E. Miller
                            Title: Vice President


                            GENERAL ELECTRIC CAPITAL CORPORATION


                            By:   /s/ Peter Keenoy
                                  ------------------------------
                            Name:  Peter Keenoy
                            Title: Authorized Signatory


                            CFE, INC.


                            By:   /s/ Peter Keenoy
                                  -------------------------------
                            Name:  Peter Keenoy
                            Title: Authorized Signatory